Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steven R. Delcarson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Innovative Card Technologies, Inc. on Form 10-KSB for the fiscal year ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Innovative Card Technologies, Inc.

Dated: March 31, 2008	By:	/s/ Steven R. Delcarson
Steven R. Delcarson
Chief Executive Officer

I, Charles M. Caporale, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Innovative Card Technologies, Inc. on Form 10-KSB for the fiscal year ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Innovative Card Technologies, Inc.

Dated: March 31, 2008	By:	/s/ Charles M. Caporale
Charles M. Caporale
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided by Innovative Card Technologies, Inc. and will be retained by Innovative Card Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.